UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

Logitech International S.A.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on September 7, 2016.

LOGITECH INTERNATIONAL S.A.

LOGITECH INTERNATIONAL S.A.
7700 GATEWAY BLVD.
NEWARK, CA 94560

Meeting Information
Meeting Type:	Annual General Meeting
For holders as of:	July 12, 2016
Date: September 7, 2016 Time: 2:00 PM
Location:	SwissTech Center, EPFL
Lausanne, Switzerland

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

2016 INVITATION, PROXY STATEMENT AND ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow ➔  XXXX XXXX XXXX XXXX  (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge requesting for a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ➔  XXXX XXXX XXXX XXXX  (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before August 24, 2016 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow ➔  XXXX XXXX XXXX XXXX  (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1.	Approval of the Annual Report, the consolidated financial statements and the statutory financial statements of Logitech International S.A. for fiscal year 2016

2.	Advisory vote to approve executive compensation

3.	Appropriation of retained earnings and declaration of dividend

4.	Amendment and restatement of the 2006 Stock Incentive Plan, including an increase to the number of shares available for issuance under the Plan

5.	Release of the Board of Directors and Executive Officers from liability for activities during fiscal year 2016

6.	Elections to the Board of Directors

	6A.	Re-election of Dr. Edouard Bugnion

	6B.	Re-election of Mr. Bracken Darrell

	6C.	Re-election of Ms. Sally Davis

	6D.	Re-election of Mr. Guerrino De Luca

	6E.	Re-election of Ms. Sue Gove

	6F.	Re-election of Mr. Didier Hirsch

	6G.	Re-election of Dr. Neil Hunt

	6H.	Re-election of Mr. Dimitri Panayotopoulos

	6I.	Re-election of Dr. Lung Yeh

	6J.	Election of Dr. Patrick Aebischer

7.	Election of the Chairman of the Board

8.	Elections to the Compensation Committee

8A. Re-election of Ms. Sally Davis

8B. Re-election of Dr. Neil Hunt

8C. Re-election of Mr. Dimitri Panayotopoulos

8D. Election of Dr. Edouard Bugnion

9.	Approval of Compensation for the Board of Directors for the 2016 to 2017 Board Year

10.	Approval of Compensation for the Group Management Team for Fiscal Year 2018

11.	Re-election of KPMG AG as Logitech’s auditors and ratification of the appointment of KPMG LLP as Logitech’s independent registered public accounting firm for fiscal year 2017

12.	Re-election of Ms. Béatrice Ehlers as Independent Representative

Important Notice Regarding the Availability of Proxy Materials for the
Annual General Meeting to be Held on September 7, 2016

LOGITECH INTERNATIONAL S.A.
EPFL – Quartier de l’Innovation
Daniel Borel Innovation Center
1015 Lausanne, Switzerland

Meeting Information

Meeting Type:	Annual General Meeting
Date:	September 7, 2016
Time:	14:00
Location:	SwissTech Convention Center, EPFL
Lausanne, Switzerland

You are receiving this communication because you are a registered holder of shares in Logitech International S.A.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete Invitation and Proxy Statement that is available to you on the Internet. You may view the 2016 Invitation, Proxy Statement and Annual Report online at Logitech’s Investor Relations website at http://ir.logitech.com or request a paper or electronic copy.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

PLEASE NOTE: Logitech will mail a Response Coupon for you to vote your shares, together with information about the proposals to be voted on at the Annual General Meeting, how you can exercise your voting rights, and how to attend the meeting and vote in person, other relevant information, and another copy of this notice (as required by U.S. securities laws) to you on or about August 5, 2016. Alternatively, you may submit your votes online via the Internet. Please look for a special link and personal, one-time use code for e-voting in the Response Coupon mailing to follow.

You can request a paper copy of the Invitation, Proxy Statement and Annual Report that is available on the Internet by checking the appropriate box on the Response Coupon, or you can request a paper or electronic copy of those materials by contacting Logitech Investor Relations at 7700 Gateway Boulevard, Newark, California 94560, or by e-mail at LogitechIR@logitech.com. If you want to receive a paper or e-mail copy of the Invitation, Proxy Statement and Annual Report that is available on the Internet, at no charge to you, you must request one. Please make the request as instructed above on or before August 24, 2016 to facilitate timely delivery.

Voting items

The Board of Directors recommends that you vote “FOR” the following proposals:

1.	Approval of the Annual Report, the consolidated financial statements and the statutory financial statements of Logitech International S.A. for fiscal year 2016

2.	Advisory vote to approve executive compensation

3.	Appropriation of retained earnings and declaration of dividend

4.	Amendment and restatement of the 2006 Stock Incentive Plan, including an increase to the number of shares available for issuance under the Plan

5.	Release of the Board of Directors and Executive Officers from liability for activities during fiscal year 2016

6.	Elections to the Board of Directors

	6.A	Re-election of Dr. Edouard Bugnion

	6.B	Re-election of Mr. Bracken Darrell

	6.C	Re-election of Ms. Sally Davis

	6.D	Re-election of Mr. Guerrino De Luca

	6.E	Re-election of Ms. Sue Gove

	6.F	Re-election of Mr. Didier Hirsch
	6.G	Re-election of Dr. Neil Hunt

	6.H	Re-election of Mr. Dimitri Panayotopoulos

	6.I	Re-election of Dr. Lung Yeh

	6.J	Election of Dr. Patrick Aebischer

7.	Election of the Chairman of the Board

8.	Elections to the Compensation Committee

	8.A	Re-election of Ms. Sally Davis

	8.B	Re-election of Dr. Neil Hunt

	8.C	Re-election of Mr. Dimitri Panayotopoulos

	8.D	Election of Dr. Edouard Bugnion

9.	Approval of Compensation for the Board of Directors for the 2016 to 2017 Board Year

10.	Approval of Compensation for the Group Management Team for Fiscal Year 2018

11.	Re-election of KPMG AG as Logitech’s auditors and ratification of the appointment of KPMG LLP as Logitech’s independent registered public accounting firm for fiscal year 2017

12.	Re-election of Ms. Béatrice Ehlers as Independent Representative